UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): January 14, 2004

                              BANK ONE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



Delaware                            001-15323                         31-0738296
--------                            ---------                         ----------
(State or other jurisdiction  (Commission File Number)             (IRS Employer
 of incorporation)                                        Identification Number)


                               One Bank One Plaza
                                Chicago, IL 60670
                                -----------------
               (Address of principal executive offices) (zip code)

                                 (312) 732-4000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS
                  ------------

     Bank One Corporation, a Delaware corporation ("Bank One"), and J.P. Morgan Chase & Co., a Delaware corporation ("J.P. Morgan Chase"), have entered into an Agreement and Plan of Merger, dated as of January 14, 2004 (the "Merger Agreement"), a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The description of the Merger Agreement set forth herein is qualified in its entirety by reference to such Exhibit. The Merger Agreement provides for the merger of Bank One with and into J.P. Morgan Chase (the "Merger"). The Merger will be treated as a purchase by J.P. Morgan Chase under U.S. generally accepted accounting principles and is intended to constitute a "reorganization" for U.S. federal income tax purposes.

     If the Merger is completed, each share of common stock, par value $0.01 per share, of Bank One ("Bank One Common Stock"), outstanding immediately prior to the effective time of the Merger will be converted into 1.32 shares (the "Exchange Ratio") of common stock, par value $1.00 per share, of J.P. Morgan Chase ("J.P. Morgan Chase Common Stock"). In addition, all rights with respect to Bank One Common Stock pursuant to stock options or other stock-based awards outstanding at such effective time, whether or not then exercisable, will be converted into and will become rights with respect to J.P. Morgan Chase Common Stock on otherwise substantially similar terms, adjusted to reflect the Exchange Ratio. The Merger Agreement also provides, among other things, that the merged company will be headed by William B. Harrison (currently chairman and chief executive officer of J.P. Morgan Chase) as the chairman and chief executive officer and James Dimon (currently chairman and chief executive officer of Bank
One) as president and chief operating officer of the merged company, with Mr. Dimon to succeed Mr. Harrison as chief executive officer on the second anniversary of the closing and Mr. Harrison continuing to serve as chairman. In addition, the board of directors of the merged company will have sixteen members, consisting of seven independent directors from J.P. Morgan Chase, seven independent directors from Bank One, plus Messrs. Harrison and Dimon.

     Completion of the Merger is subject to a number of conditions, including approval of the stockholders of both companies, receipt of requisite regulatory approvals from U.S. federal and state and foreign regulatory authorities, and certain other customary conditions.

     In connection with the Merger Agreement, each party has granted to the other an irrevocable option (the "Option") to purchase, under certain circumstances, up to 19.9% of its outstanding common shares at a price, subject to certain adjustments, of $44.61 per share (in the case of the Option granted by Bank One) and $38.90 per share (in the case of the Option granted by J.P. Morgan Chase) (the "Stock Option Agreements"), copies of which are attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference. The description of the Stock Option Agreements set forth herein is qualified in its entirety by reference to such Exhibits. Under certain circumstances, the granting party may be required to repurchase the Option and the shares acquired pursuant to the exercise of the Option.

     A copy of the joint press release of January 14, 2003, regarding the Merger is attached as Exhibit 99.3 hereto and is hereby incorporated herein by reference.


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FORWARD LOOKING STATEMENTS DISCLAIMER

     This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the Merger between J.P. Morgan Chase and Bank One Corporation, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of J.P. Morgan Chase's and Bank One's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

     The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; the failure of J.P. Morgan Chase and Bank One stockholders to approve the Merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the Merger may not be fully realized or may take longer to realize than expected; disruption from the Merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effect on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally. Additional factors that could cause J.P. Morgan Chase's and Bank One's results to differ materially from those described in the forward-looking statements can be found in the 2003 Quarterly Reports on Form 10-Q and the 2002 Annual Reports on Form 10-K of J.P. Morgan Chase and Bank One filed with the SEC and available at the SEC's Internet site (http://www.sec.gov).

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION

     STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about J.P. Morgan Chase and Bank One, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017, Attention: Office of the Secretary (212-270-6000), or to Bank One Corporation, 1 Bank One Plaza, Suite 0738, Chicago, Illinois 60670,
Attention: Investor Relations (312-336-3013).

PARTICIPANTS IN THE MERGER SOLICITATION

     The respective directors and executive officers of J.P. Morgan Chase and Bank One and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding J.P. Morgan Chase's directors and executive officers is available in its proxy statement filed with the SEC by J.P. Morgan Chase on March 28, 2003, and information regarding Bank One's directors and executive officers is available in its proxy statement filed with the SEC by Bank One on March 5, 2003. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------


(c)               Exhibits.

                   2.1 Agreement and Plan of Merger, dated as of January 14, 2004, by and between J.P. Morgan Chase & Co. and Bank One Corporation (incorporated herein by reference to Exhibit 2.1 of the Form 8-K, dated as of January 28, 2004, filed by J.P. Morgan Chase & Co.).

                  99.1 Stock Option Agreement, dated as of January 14, 2004, by and between Bank One Corporation (issuer) and J.P. Morgan Chase & Co. (grantee) (incorporated herein by reference to Exhibit 99.1 of the Form 8-K, dated as of January 28, 2004, filed by J.P. Morgan Chase & Co.).

                  99.2 Stock Option Agreement, dated as of January 14, 2004, by and between J.P. Morgan Chase & Co. (issuer) and Bank One Corporation (grantee) (incorporated herein by reference to Exhibit 99.2 of the Form 8-K, dated as of January 28, 2004, filed by J.P. Morgan Chase & Co.).

                  99.3 Joint press release, dated January 14, 2004, issued by Bank One Corporation and J.P. Morgan Chase & Co (incorporated by reference to Bank One's filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 and Rule 14a-12 under the Securities Exchange Act of 1934 on January 15, 2004).



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                          BANK ONE CORPORATION


                                          By: /s/ Heidi Miller
                                              ----------------------------------
                                              Name:  Heidi Miller
                                              Title: Chief Financial Officer


Date:  January 28, 2004


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                                  EXHIBIT INDEX


 2.1                Agreement and Plan of Merger, dated as of January 14,
                    2004, by and between J.P. Morgan Chase & Co. and Bank One Corporation(incorporated herein by reference to Exhibit 2.1 of the Form 8-K, dated as of January 28, 2004, filed by J.P. Morgan Chase & Co.).

99.1 Stock Option Agreement, dated as of January 14, 2004, by and between Bank One Corporation (issuer) and J.P. Morgan Chase & Co. (grantee) (incorporated herein by reference to
                    Exhibit 99.1 of the Form 8-K, dated as of January 28, 2004, filed by J.P. Morgan Chase & Co.).

99.2 Stock Option Agreement, dated as of January 14, 2004, by and between J.P. Morgan Chase & Co. (issuer) and Bank One Corporation (grantee) (incorporated herein by reference to Exhibit 99.2 of the Form 8-K, dated as of January 28, 2004, filed by J.P. Morgan Chase & Co.).

99.3 Joint press release, dated January 14, 2004, issued by Bank One Corporation and J.P. Morgan Chase & Co. (incorporated by reference to Bank One's filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 and Rule 14a-12 under the Securities Exchange Act of 1934 on January 15, 2004).